Exhibit 10.5

Schedule Required by Instruction 2 to 601
of Regulation S-K

Hardinge Inc. (the “Company”) entered into (i) a Nonqualified Option Agreement, dated as of June 6, 2017 with Charles P. Dougherty (the agreement is featured as Exhibit 10.4 to the Quarterly Report on Form 10-Q) which contemplates that the vesting of the option shall be subject to the completion of certain milestones associated with the economic performance of the Company, (the “Performance Milestone Option Agreement”) and (ii) a Nonqualified Option Agreement, dated as of June 6, 2017 with Charles P. Dougherty (the agreement is featured as Exhibit 10.3 to the Quarterly Report on Form 10-Q) which contemplates that the vesting of the option shall occur in accordance with a time-based schedule (the “Time Vesting Option Agreement”). The Company has also entered into two Nonqualified Option Agreements, dated as of June 6, 2017 with Randall D. Bahr (collectively, the “Bahr Option Agreements”). Except as noted below, one of the Bahr Option Agreements is substantially similar in all material respects to the Performance Milestone Option Agreement and the other Bahr Option Agreement is substantially similar in all material respects to the Time Vesting Option Agreement.

The only material difference between the Performance Milestone Option Agreement and the corresponding Bahr Option Agreement is the number of shares of common stock of Hardinge Inc., par value $.01 per share (the “Common Stock”) that is subject to each option agreement as set forth below:

Number of Shares of Common Stock
Subject to Applicable Nonqualified Option Agreement

Performance Milestone Option Agreement	Corresponding Bahr Option Agreement
75,000 shares of Common Stock	37,500 shares of Common Stock

The only material difference between the Time Vesting Option Agreement and the corresponding Bahr Option Agreement is the number of shares of Common Stock that is subject to each option agreement as set forth below:

Number of Shares of Common Stock
Subject to Applicable Nonqualified Option Agreement

Time Vesting Option Agreement	Corresponding Bahr Option Agreement
75,000 shares of Common Stock	37,500 shares of Common Stock